UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

February 3, 2022
Date of Report (Date of earliest event reported)

Southside Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Texas	000-12247	75-1848732
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 S. Beckham Avenue,	Tyler,	TX	75701
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code: (903) 531-7111

NA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.25 par value	SBSI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2022, the Compensation Committee (the “Committee”) of Southside Bancshares, Inc. (the “Company”) granted time-based restricted stock units (“RSUs”) and performance-based restricted stock units (“PSUs”), pursuant to the Company's 2017 Incentive Plan, to certain executive officers, including Lee R. Gibson, Chief Executive Officer, Julie N. Shamburger, Chief Financial Officer, Tim Alexander, Chief Lending Officer, Brian K. McCabe, Chief Operating Officer and T.L. Arnold, Jr., Chief Credit Officer.

The RSUs will vest in equal annual installments over three years, subject to the grantee's continued employment on each vesting date. The PSUs will cliff vest on the third anniversary of the grant date, subject to the grantee's continued employment on such date, and will be earned based on the Company's Return on Average Tangible Common Equity (“ROATCE”) relative to ROATCE of the KBW Nasdaq Regional Bank Index (NASDAQ: KRX) (the “Peer Group”), over a 3 year performance period, beginning January 1, 2022. The PSUs may be earned between a minimum payout of 50%, based on a ROATCE performance threshold of 25th percentile of the Peer Group, a target payout of 100%, based on a ROATCE performance threshold of 50th percentile, and a maximum payout of 150%, based on a performance threshold of 75th percentile or greater. Share payout for performance between the minimum threshold, target and maximum is calculated on a straight line basis, and performance below the minimum threshold results in no share payout.

Each executive officer was granted a target award amount determined based on a percentage of his or her base earnings for the fiscal year and the closing stock price at the grant date, with RSUs consisting of 50% of the award amount and target PSUs consisting of 50%, as follows:

Employee	Award Value as % of Base Salary	Number of RSUs	PSUs - Minimum Payout	PSUs - Target Amount	PSUs - Maximum Payout
Lee R. Gibson	35%	3,248	1,624	3,248	4,872
Julie N. Shamburger	27%	1,439	720	1,439	2,159
Tim Alexander	25%	1,611	806	1,611	2,417
Brian K. McCabe	25%	1,042	521	1,042	1,563
T.L. Arnold, Jr.	25%	1,003	502	1,003	1,505

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: February 8, 2022	By:	/s/ JULIE N. SHAMBURGER
Julie N. Shamburger, CPA
Chief Financial Officer
(Principal Financial and Accounting Officer)